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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              WCA WASTE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                                                             20-0829917
(STATE OF INCORPORATION OR ORGANIZATION)                                (I.R.S. EMPLOYER IDENTIFICATION NO.)


        ONE RIVERWAY, SUITE 1400
             HOUSTON, TEXAS                                                            77056
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                             (ZIP CODE)

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                      None

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-113416

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                     Common stock, par value $0.01 per share

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the securities to be registered by WCA Waste Corporation, a Delaware corporation (the "Registrant"), is contained in the sections entitled "Prospectus Summary," "Dividend Policy," "Description of Capital Stock," and "Shares Eligible for Future Sale" contained in the prospectus included in the Registrant's Registration Statement on Form S-1 (No. 333-113416), as originally filed with the Securities and Exchange Commission on March 9, 2004 under the Securities Act of 1933, and as subsequently amended prior to effectiveness, and will be set forth in any prospectus filed in accordance with Rule 424(b) thereunder, which description is incorporated herein by reference. Such prospectus filed in accordance with Rule 424(b), in the form in which it is so filed, shall be incorporated herein by reference.

ITEM 2.  EXHIBITS.

         The following exhibits to this Registration Statement on Form 8-A are either filed herewith or are incorporated by reference from the documents specified, which have been previously filed with the Securities and Exchange Commission.

EXHIBIT
NUMBER                         DESCRIPTION OF EXHIBIT
-------                        ----------------------

  1          WCA Waste Corporation's Registration Statement on Form S-1
             (No. 333-113416) (the "Form S-1 Registration Statement"), as filed with the Securities and Exchange Commission on March 9, 2004 and as subsequently amended - incorporated herein by reference.

  2 Amended and Restated Certificate of Incorporation of WCA Waste Corporation - incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

  3 Amended and Restated Bylaws of WCA Waste Corporation - incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

  4 Specimen of Common Stock Certificate - incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

  5 Trust Indenture between Gulf Coast Waste Disposal Authority and U.S. Bank National Association, as Trustee, dated as of August 1, 2002 - incorporated herein by reference to Exhibit 4.2 to the Form S-1 Registration Statement.

  6 Form of Environmental Facilities Revenue Bond - incorporated by reference to Exhibit 4.3 to the Form S-1 Registration Statement.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            WCA WASTE CORPORATION


                                            By: /s/ Charles A. Casalinova
                                               ---------------------------------
                                               Charles A. Casalinova
                                               Senior Vice President and
                                               Chief Financial Officer

Date: June 21, 2004



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                         DESCRIPTION OF EXHIBIT
-------                        ----------------------

  1          WCA Waste Corporation's Registration Statement on Form S-1
             (No. 333-113416) (the "Form S-1 Registration Statement"), as filed with the Securities and Exchange Commission on March 9, 2004 and as subsequently amended - incorporated herein by reference.

  2 Amended and Restated Certificate of Incorporation of WCA Waste Corporation - incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

  3 Amended and Restated Bylaws of WCA Waste Corporation - incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

  4 Specimen of Common Stock Certificate - incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

  5 Trust Indenture between Gulf Coast Waste Disposal Authority and U.S. Bank National Association, as Trustee, dated as of August 1, 2002 - incorporated herein by reference to Exhibit 4.2 to the Form S-1 Registration Statement.

  6 Form of Environmental Facilities Revenue Bond - incorporated by reference to Exhibit 4.3 to the Form S-1 Registration Statement.